UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

Apptio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37885	26-1175252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 NE 8th Street, Suite 600 Bellevue, WA		98004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 470-0320

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On May 30, 2018, Apptio, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2018:

1.	The election of three Class II directors to serve until the Company’s 2021 annual meeting of stockholders and until their successors are duly elected and qualified; and

2.	The ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018.

Each share of Class A Common Stock was entitled to one vote on each proposal and each share of Class B Common Stock was entitled to ten votes on each proposal. The Class A Common Stock and Class B Common Stock voted as a single class on all matters.

Present at the Annual Meeting in person or by proxy were holders of Class A Common Stock and Class B Common Stock, representing an aggregate of 134,198,807 votes, or more than 93.5% of the voting power of all issued and outstanding shares entitled to vote at the Annual Meeting, constituting a quorum.

The voting results for each of these proposals are detailed below.

1. Election of Directors

Nominee	For	Withheld	Broker Non-votes
Thomas Bogan	122,806,115	7,130,089	4,262,603
Peter Klein	122,806,845	7,129,359	4,262,603
Matthew McIlwain	122,364,196	7,572,008	4,262,603

Each director nominee was duly elected to serve until the Company’s 2021 annual meeting of stockholders and until their successors are duly elected and qualified.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-votes
134,045,043	35,843	117,921	—

The appointment of PwC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Apptio, Inc.

Date: May 31, 2018	By:	/s/ John Morrow
John Morrow
EVP, Corporate Development, General Counsel and Secretary